Exhibit 10.1

Executed Version

THIRD AMENDMENT TO CREDIT AGREEMENT
AND LIMITED CONSENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND LIMITED CONSENT (this “Amendment”), effective as of the 28th day of May, 2015 (the “Effective Date”), is entered into by and among MAGNUM HUNTER RESOURCES CORPORATION, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the Lenders (as hereinafter defined) party hereto and BANK OF MONTREAL, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into that certain Fourth Amended and Restated Credit Agreement dated as of October 22, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement;

WHEREAS, the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent entered into that certain Second Amendment to Credit Agreement and Limited Waiver dated as of April 17, 2015 (the “Second Amendment”), pursuant to which the Lenders party thereto agreed to waive certain provisions of the Credit Agreement as more particularly set forth therein, subject to compliance with the Waiver Condition (as defined in the Second Amendment) on or before May 29, 2015;

WHEREAS, the Borrower has requested that the Lenders consent to extend the deadline to comply with the Waiver Condition to June 19, 2015; and

WHEREAS, said parties are willing to so amend the Credit Agreement and consent to such extension subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.                                      Amendments to Credit Agreement.

(a)                                 Amendment to Section 9.02.  Section 9.02 of the Credit Agreement is hereby amended to restate subsection (c) thereof in its entirety as follows:

“(c)                            accounts payable and accrued expenses, liabilities or other obligations to pay the deferred purchase price of Property or services, from time to time incurred in the ordinary course of business which are not more than (i) 180 days past the date of invoice with respect to any day on or prior to June 19, 2015 or (ii) 90 days past the date of invoice with respect to any day after June 19, 2015 or, in each case, which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP;”

(b)                                 Amendment to Section 9.04.  Section 9.04 of the Credit Agreement is hereby amended to delete the proviso at the end of subsection (c) thereof.

3.                                      Limited Consent.  Notwithstanding Section 3 of the Second Amendment to the contrary, the undersigned Lenders hereby consent to extend the deadline to comply with the Waiver Condition to June 19, 2015.  Notwithstanding anything to the contrary set forth in the Credit Agreement or any other Loan Document, the Borrower acknowledges and agrees that its failure to comply with the Waiver Condition on or before the close of business on June 19, 2015 shall constitute an immediate Event of Default under the Credit Agreement.

4.                                      Ratification.  Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as modified by this Amendment.  Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

5.                                      Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (d) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

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6.                                      Conditions to Effectiveness.  This Amendment shall be effective on the Effective Date upon satisfaction of the following conditions:

(a)                                 receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors and the Majority Lenders; and

(b)                                 payment to the Administrative Agent for the benefit of each Lender executing this Amendment by 3:00 p.m., Houston, Texas time, on May 28, 2015, of an amendment and waiver fee equal to 0.10% of each such Lender’s Commitment.

7.                                      Counterparts.  This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

8.                                      Governing Law.  This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

9.                                      Final Agreement of the Parties.  Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as modified by this Amendment.  Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

10.                               Amendment is a Loan Document; References to Credit Agreement.  This Amendment is a Loan Document, as defined in the Credit Agreement.  All references in the Credit Agreement to “this Agreement” shall mean the Credit Agreement as modified by this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

BORROWER:

MAGNUM HUNTER RESOURCES CORPORATION,
a Delaware corporation

By:		/s/ Joseph C. Daches
Joseph C. Daches
Chief Financial Officer

GUARANTORS:

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By:		Magnum Hunter Resources GP, LLC,
its general partner

	By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:		/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By:		/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

Signature Page to Third Amendment and Limited Consent

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

NGAS HUNTER, LLC

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

BAKKEN HUNTER CANADA, INC.,
a corporation existing under the laws of the Province of Alberta

By:	/s/ Joseph C. Daches
Joseph C. Daches
Chief Financial Officer

BAKKEN HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

MAGNUM HUNTER MARKETING, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

Signature Page to Third Amendment and Limited Consent

VIKING INTERNATIONAL RESOURCES CO., INC.,
a Delaware corporation

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

SHALE HUNTER, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

HUNTER REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

TRIAD HOLDINGS, LLC,
an Ohio limited liability company

By:	/s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

Signature Page to Third Amendment and Limited Consent

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
Gumaro Tijerina
Managing Director

Signature Page to Third Amendment and Limited Consent

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

Signature Page to Third Amendment and Limited Consent

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Nancy Mak
Name:	Nancy Mak
Title:	Sr. Vice President

Signature Page to Third Amendment and Limited Consent

LENDER:

SUNTRUST BANK

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

Signature Page to Third Amendment and Limited Consent

LENDER

ABN AMRO CAPITAL USA LLC

By:	/s/ David Montgomery
Name:	David Montgomery
Title:	Executive Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

Signature Page to Third Amendment and Limited Consent

LENDER:

CITIBANK, N.A.

By:	/s/ Jeff Ard
Name:	Jeff Ard
Title:	Vice President

Signature Page to Third Amendment and Limited Consent

LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Kirk L. Tashjian
Name:	Kirk L. Tashjian
Title:	Director

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President

Signature Page to Third Amendment and Limited Consent

LENDER:

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page to Third Amendment and Limited Consent

LENDER

BANK OF AMERICA, N.A.

By:	/s/ Raza Jafferi
Name:	Raza Jafferi
Title:	Vice President

Signature Page to Third Amendment and Limited Consent